                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Standard Pacific Corp.:

  As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 23, 1998, included in this Form 10-K into Standard Pacific Corp.'s previously filed Form S-8 Registration Statement File No. 33-44954 and Form S-8 Registration Statement File No. 333-34073.

                                          ARTHUR ANDERSEN LLP

Orange County, California
January 23, 1998